UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL MEDICAL REIT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. To elect as a director the following nominees to serve until the next annual meeting of stockholders and until her or his successor is duly elected and qualified. Jeffrey Busch Henry Cole Matthew L. Cypher, Ph. D Zhang Jingguo Ronald Marston Dr. Roscoe Moore Zhang Huiqi Lori Beth Wittman 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. 4. To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. 5. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. NOMINEES: This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/18/18. Please visit http://www.astproxyportal.com/ast/20744/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice of Availability of Proxy Materials for the Stockholder Meeting of GLOBAL MEDICAL REIT INC. To Be Held On: May 30, 2018 at 10:00 a.m. EDT at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037